                                                                    Exhibit 23.1

                         INDEPENDENT AUDITORS' CONSENT

     We consent to the incorporation by reference in Registration Statement Nos. 333-56927, 333-28983, 33-60077, 33-10796, 33-6075 and 333-53438 of HPSC, Inc. on
Form S-8 of our report dated March 27, 2001, appearing in this Annual Report on Form 10-K of HPSC, Inc. for the year ended December 31, 2000.


/s/ Deloitte & Touche LLP

Boston, Massachusetts

March 29, 2001